UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    January 19, 2005

    Roberts Realty Investors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    Georgia
(State or Other Jurisdiction of Incorporation)

001-13183	56-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302, Atlanta, Georgia (Address of Principal Executive Offices)	30350 (Zip Code)

    (770) 394-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Purchase of a 9.84-Acre Parcel Located on Peachtree Dunwoody Road in Fulton County, Georgia

Roberts Realty Investors, Inc., the registrant, conducts its business through Roberts Properties Residential, L.P. (the “operating partnership”), which owns all of Roberts Realty’s properties. Roberts Realty owns a 73.7% interest in the operating partnership and is its sole general partner. On January 19, 2005, the operating partnership entered into a sales contract with Roberts Properties Peachtree Dunwoody, LLC (“Peachtree Dunwoody, LLC”) to purchase a 9.84-acre parcel of undeveloped land described in more detail below. Charles S. Roberts, the Chief Executive Officer, President, and Chairman of the Board of Directors of Roberts Realty, owns all of Peachtree Dunwoody, LLC.

In August 1999, Mr. Roberts formed Peachtree Dunwoody, LLC, which bought a parcel of undeveloped land in Fulton County, Georgia. Peachtree Dunwoody, LLC spent two years rezoning the property and a year successfully defending a homeowners’ lawsuit against Fulton County that challenged the rezoning. The land is located across Peachtree Dunwoody Road from the MARTA North Springs rail station.

The operating partnership closed the purchase of the property on January 20, 2005 for a cash purchase price of $15,700,000. The property is zoned for a mixed-use development of 120 condominium units, 236 apartment units, 210,000 square feet of office space and 56,000 square feet of retail space. The registrant described the Peachtree Dunwoody transaction in the press release filed as Exhibit 99.1, which is incorporated into this Item 1.01 by this reference.

The operating partnership acquired the property in a Section 1031 tax-deferred exchange funded in part by sales proceeds from the July 2004 sale of its St. Andrews at the Polo Club community. The operating partnership funded the remaining $10,950,000 portion of the purchase price from the proceeds of the loan and related agreements referenced in Item 2.03 below. As described in Item 2.03, the loan documents were amended on the date of the closing to add the Peachtree Dunwoody property as additional security for the loan. The text of Item 2.03 is incorporated into this Item 1.01 by this reference.

Roberts Realty’s audit committee and independent directors approved the form of the sales contract. The purchase price was equal to the average of the lowest two of the three appraisals performed on the property by independent appraisers.

In acquiring the property, the operating partnership assumed and became bound by a restrictive covenant recorded in favor of Roberts Properties, Inc. and Roberts Properties Construction, Inc., each of which is wholly owned by Mr. Roberts. The restrictive covenant provides that if the then-owner of the property develops it for residential use:

(a)	Roberts Properties, Inc., or any entity designated by Mr. Roberts, will be engaged as the development company for the project and will be paid a development fee in an amount equal to $5,000 per residential unit multiplied by the number of residential units that are developed on the property, with such fee to be paid in equal monthly amounts over the contemplated development period, and

(b)	Roberts Properties Construction, Inc., or any other entity designated by Mr. Roberts, will be engaged as the general contractor for the project on a cost plus basis and will be paid the cost of constructing the project plus 10% (5% profit and 5% overhead) with such payments to be paid commencing with the start of construction.

These terms and conditions are consistent with previous agreements between Roberts Properties Residential, L.P. and each of Roberts Properties, Inc. and Roberts Properties Construction, Inc. for development and construction services, respectively, for residential communities. The covenant expires on January 3, 2015. (As noted above, Mr. Roberts is the Chief Executive Officer, President, and Chairman of the Board of Directors of Roberts Realty.)

The foregoing description of the material terms of the sales contract and the restrictive covenant is subject to the full text of those documents filed as Exhibits 10.1 and 10.2, respectively, which are incorporated into this Item 1.01 by this reference.

Item 2.01   Completion of Acquisition or Disposition of Assets.

Item 1.01 describes Roberts Realty’s agreement to acquire a 9.84-acre parcel of undeveloped land from a related party. As described above in Item 1.01, the acquisition closed on January 20, 2005. The text of Item 1.01 is incorporated by reference into this Item 2.01. The operating partnership acquired the property in a Section 1031 tax-deferred exchange funded in part by sales proceeds from the July 2004 sale of its St. Andrews at the Polo Club community. The operating partnership funded the remaining portion of the purchase price from the proceeds of the loan described in Item 2.03 below. The text of Item 2.03 is incorporated into this Item 2.01 by this reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in a Current Report on Form 8-K dated December 29, 2004 and filed with the SEC on January 5, 2005 (the “Initial Form 8-K”), the operating partnership recently closed a $20,411,550 loan from Wachovia Bank, National Association to fund portions of the purchase prices of:

o	an 82% undivided interest in a 23.5-acre parcel of undeveloped land in Gwinnet County on Peachtree Parkway; and

o	a 29.47-acre parcel of undeveloped land with a 220-acre master planned development within Alpharetta, Georgia.

Wachovia made the loan to the operating partnership. Roberts Realty unconditionally guaranteed the operating partnership’s obligations under the loan documents.

The Initial Form 8-K disclosed that the operating partnership expected to borrow the remaining $10,950,000 under the note to fund part of the purchase price of another parcel of undeveloped land the operating partnership expected to acquire. On January 20, 2005, as expected, the operating partnership borrowed $10,950,000 to pay part of the purchase price of the Peachtree Dunwoody property described in Item 1.01 above. The registrant used cash proceeds from the sale of St. Andrews at the Polo Club to pay the remaining portion of the purchase price for the Peachtree Dunwoody property.

The promissory note requires principal payments as follows:

(a)	$5,800,000 on January 31, 2005;

(b)	$7,769,500 on July 31, 2005, when the Peachtree Parkway parcel will be released as collateral; and

(c)	a final payment of the remaining outstanding principal and interest due on December 29, 2005.

The current outstanding principal balance of the loan is $20,411,550. Pursuant to a consolidated amendatory agreement that modified the loan documents, the Peachtree Dunwoody property now secures the loan along with the other two properties. The other material terms of the loan remain as described in Item 2.03 of the Initial Form 8-K, which information is incorporated into this Item 2.03 by this reference.

Item 9.01.   Financial Statements and Exhibits.

(a)        Financial Statements of Businesses Acquired

The registrant will file with the SEC any required financial statements on or before March 17, 2005.

(b)         Pro Forma Financial Information

The registrant will file with the SEC any required pro forma financial information on or before March 17, 2005.

(c)         Exhibits

Exhibit No.     Exhibit

10.1	Sales Contract dated January 19, 2005 between Roberts Properties Residential, L.P. and Roberts Properties Peachtree Dunwoody, LLC.

10.2	Restrictive Covenant by Roberts Properties Peachtree Dunwoody, LLC, assumed by Roberts Properties Residential, L.P. on January 20, 2005.

10.3	First Consolidated Amendatory Agreement dated January 19, 2005 among Roberts Properties Residential, L.P., Roberts Realty Investors, Inc., and Wachovia Bank, National Association.

99.1	Press Release dated January 21, 2005 regarding the registrant’s purchase of property from Roberts Properties Peachtree Dunwoody, LLC.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: January 21, 2005	By: /s/ Greg M. Burnett Greg M. Burnett Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Exhibit

10.1	Sales Contract dated January 19, 2005 between Roberts Properties Residential, L.P. and Roberts Properties Peachtree Dunwoody, LLC.

10.2	Restrictive Covenant by Roberts Properties Peachtree Dunwoody, LLC, assumed by Roberts Properties Residential, L.P. on January 20, 2005.

10.3	First Consolidated Amendatory Agreement dated January 19, 2005 among Roberts Properties Residential, L.P., Roberts Realty Investors, Inc., and Wachovia Bank, National Association.

99.1	Press Release dated January 21, 2005 regarding the registrant’s purchase of property from Roberts Properties Peachtree Dunwoody, LLC.

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